UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2012

First PacTrust Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-49806	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 236-5211

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On June 29, 2012, First PacTrust Bancorp, Inc. (the “Company”) entered into a Warrant Agreement (the “Warrant Agreement”), by and between the Company and Registrar and Transfer Company, as warrant agent (the “Warrant Agent”).  Under the terms of the Warrant Agreement, the Warrant Agent will act on the Company’s behalf in connection with the issuance, division, transfer, exchange and exercise of warrants (the “Warrants”) to purchase up to an aggregate of 1,401,959 shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”).  The Warrants were issued to the stockholders of Beach Business Bank (“Beach”) as part of the consideration in the Merger (defined below).  Each Warrant entitles the holder to purchase 0.33 of a share of Company Common Stock at an exercise price of $14.00 per share of Company Common Stock.  The number of shares of Company Common Stock underlying the Warrants and the exercise price applicable to the Warrants are subject to adjustment in the event of splits, subdivisions, reclassifications, combinations and non-cash distributions with regard to the Company Common Stock and certain other events, in each case on the terms and subject to the conditions set forth in the Warrant Agreement.

All or any portion of the Warrants may be exercised on or before 5:00 p.m., Eastern time, on June 30, 2013.  Upon exercise of Warrants, shares of Company Common Stock underlying such Warrants will be issued by the Warrant Agent for the account of the holder of such exercised Warrants.  No fractional shares of Company Common Stock will be issued upon exercise of Warrants.  Instead, the holder of the Warrants will be entitled to a cash payment for any fractional share of Company Common Stock that would have otherwise been issuable upon exercise of the Warrants.

The foregoing description of the Warrant Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is included as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.01.       Completion of Acquisition of Disposition of Assets.

On July 1, 2012, the Company completed its previously announced acquisition of Beach (the “Merger”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 30, 2011, as amended October 31, 2011, by and between the Company and Beach (the “Merger Agreement”).  At the effective time of the Merger, a newly formed and wholly owned subsidiary of the Company (“Merger Sub”) merged with and into Beach, with Beach continuing as the surviving entity in the Merger and a wholly owned subsidiary of the Company.  Pursuant and subject to the terms of the Merger Agreement, each outstanding share of common stock, no par value, of Beach (other than specified shares owned by the Company, Merger Sub or Beach, and other than in the case of shares in respect of, or underlying, certain Beach options and other equity awards, which will be treated as set forth in the Merger Agreement) was converted into the right to receive $9.21415 in cash and one Warrant.  The aggregate cash consideration to Beach shareholders in the Merger was approximately $39.1 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibits 2.1 and 2.2 hereto and is incorporated herein by reference.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2012, in connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, the board of directors of the Company (the “Board”) expanded the size of the Board by one member and elected Mr. Robb Evans to serve as a director of the Company, effective upon the effective time of the Merger, for a term expiring at the 2013 annual meeting of the Company’s stockholders.  Mr. Evans has also been appointed to serve as the chairman of the Audit Committee of the Board.  Mr. Evans was a director and stockholder of Beach prior to the effective time of the Merger.

In connection with his service as a member of the Board and the chairman of the Audit Committee of the Board, Mr. Evans will participate in the director compensation program described in the Company’s proxy statement for its 2012 annual meeting, which was filed with the Securities and Exchange Commission on April 24, 2012.

On June 29, 2012, in connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, the Board appointed Robert M. Franko, 64, as President of the Company, effective upon the effective time of the Merger.  Mr. Franko served as President and Chief Executive Officer of Beach and as a director of Beach from 2003 until the effective time of the Merger, and he was a stockholder of Beach prior to the effective time of the Merger.  Mr. Franko graduated with a D.M.D. degree from the Dental School at the University of Pittsburgh and an M.B.A. in International Management from the American Graduate School of International Management (now The Thunderbird School of Global Management).  He holds an M.A. degree in business management from Central Michigan University and a B.S. degree from the University of Notre Dame.

On June 29, 2012, in connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, Gregory A. Mitchell resigned as President of the Company, effective upon the effective time of the Merger, to create the vacancy filled by Mr. Franko.  Mr. Mitchell will remain the Chief Executive Officer of the Company.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2012, the Board amended and restated the Company’s bylaws (the “Amended Bylaws”) to eliminate the requirement that the President of the Company be chosen from among the Company’s directors and to clarify the respective responsibilities of the President and the Chief Executive Officer of the Company.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (the “Report”) no later than 71 days following the date that this Report is required to be filed.

(b) Pro forma financial information

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1 2.2 3.1 4.1 4.2

Agreement and Plan of Merger, dated as of August 30, 2011, between First PacTrust Bancorp, Inc. and Beach Business Bank (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 2, 2011, and incorporated herein by reference).

Amendment No. 1 to Agreement and Plan of Merger, dated October 31, 2011, by and between First PacTrust Bancorp, Inc. and Beach Business Bank (attached as Annex A-2 to the proxy statement/prospectus contained in First PacTrust Bancorp, Inc.’s Registration Statement on Form S-4 filed on November 1, 2011, and incorporated herein by reference).

Amended and Restated Bylaws of First PacTrust Bancorp, Inc.

Warrant Agreement, dated as of June 29, 2012, by and between First PacTrust Bancorp, Inc. and Registrar and Transfer Company, as Warrant Agent.

Form of Warrant Certificate (included as Exhibit A to the Warrant Agreement filed as Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: July 5, 2012                                                    By:    /s/ Richard Herrin

Name:   Richard Herrin

Title:     Executive Vice President, Chief Administrative Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1 2.2 3.1 4.1 4.2

Agreement and Plan of Merger, dated as of August 30, 2011, between First PacTrust Bancorp, Inc. and Beach Business Bank (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 2, 2011, and incorporated herein by reference).

Amendment No. 1 to Agreement and Plan of Merger, dated October 31, 2011, by and between First PacTrust Bancorp, Inc. and Beach Business Bank (attached as Annex A-2 to the proxy statement/prospectus contained in First PacTrust Bancorp, Inc.’s Registration Statement on Form S-4 filed on November 1, 2011, and incorporated herein by reference).

Amended and Restated Bylaws of First PacTrust Bancorp, Inc..

Warrant Agreement, dated as of June 30, 2012, by and between First PacTrust Bancorp, Inc. and Registrar and Transfer Company, as Warrant Agent.

Form of Warrant Certificate (included as Exhibit A to the Warrant Agreement filed as Exhibit 4.1).